U. S. GOVERNMENT SECURITIES (Details) (U.S. government securities, USD $)	Jan. 31, 2014	Jan. 31, 2013
U.S. government securities
Carrying Value
Due within one year	$ 205,055	$ 438,815
Due after one year through three years	510,573	205,055
Total	715,628	643,870
Fair Value
Due within one year	205,057	439,065
Due after one year through three years	507,996	204,925
Total	$ 713,053	$ 643,990